The Union Central Life Insurance Company

("Union Central Life")

Carillon Life Account

Carillon Account

("Separate Accounts")

Supplement to:

Excel Choice and Excel Executive Edge

Prospectuses Dated November 5, 2007

Excel Accumulator

Prospectus Dated May 1, 2008

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Excel Performance VUL

Prospectus Dated May 1, 2010

Advantage VA III

Prospectus Dated May 1, 2012

Supplement Dated August 28, 2013

Effective on or about September 3, 2013, Dreman Value Management, L.L.C. will no longer serve as subadvisor to the DWS Small Mid Cap Value VIP Portfolio, Class A of the DWS Variable Series II.  The Separate Account Variable Investment Options chart in your prospectus is updated to remove reference to Dreman Value Management, L.L.C. as subadvisor to this Portfolio.

Please see the respective DWS Small Mid Cap Value VIP Portfolio, Class A prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this supplement with the current prospectus for your variable policy issued by

The Union Central Life Insurance Company.

If you do not have a current prospectus, please contact Union Central Life at 1-800-319-6902.

IN1748 8-13